UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 3, 2012

LOWE'S COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lowe’s Companies, Inc. (the “Company”) has announced executive assignments to more sharply focus the Company on strategies to create and deliver seamless customer experiences.  A copy of a press release describing these executive assignments is attached as Exhibit 99.1, which description is incorporated by reference herein.  The effective date of these assignments is May 3, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated May 8, 2012 announcing executive assignments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: May 9, 2012	By:	/s/ Gaither M. Keener, Jr.
Gaither M. Keener, Jr.
Executive Vice President, General Counsel,
Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 8, 2012 announcing realignment of senior officers